SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                OCTOBER 15, 2003
                                 Date of Report

                                 AUGUST 28, 2003
                        (Date of Earliest Event Reported)

                            GLOTECH INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

            NEVADA                   333-75297                 87-0616524
  (State or other jurisdiction  Commission File Number  (IRS Employer I.D. No.)
       of incorporation)

                             2153 SE HAWTHORNE ROAD
                              GAINESVILLE, FL 32641
                    (Address of Principal Executive Offices)

                                  352-334-7246
                         (Registrant's Telephone Number)

                                 NOT APPLICABLE
          (Former Name or Former Address if changed Since Last Report)

ITEM  2.  ACQUISITION  OF  ASSETS

On August 28, 2003, the registrant, GloTech Industries, Inc. ("GloTech"), executed an Agreement and Plan of Acquisition with UTEK Corporation of Delaware ("UTEK") to acquire Sport Technologies, Inc. ("STI"), a subsidiary of UTEK. As a result of this transaction, STI became a wholly owned subsidiary of GloTech.

Assets of STI at the transaction date were $110,000 consisting of $100,000 in cash and $10,000 in intangible definite life assets. Intangible assets consisted of an exclusive license to market products using a patented illuminating helmet technology invented by Mr. Paul D. Mundy. The patent license was issued on May 27, 2003 and is valid for 14 years. Liabilities of STI consisted of $10,000 in accounts payable.

Pursuant to the Agreement, GloTech issued 2,130,000 shares of its restricted $.001 par value common stock to UTEK in exchange for 1,000 shares of STI common stock, par value $1.00, representing all of STI's issued and outstanding shares. The shares were issued without registration in reliance of the exemption provided by Section 4(2) of the Securities Act of 1933. The amount of consideration was based on arms-length negotiations and GloTech's internal assessment of the value of the technology over the length of the license agreement.

At closing there were 22,380,000 GloTech shares issued and outstanding. As a result of this transaction, UTEK now owns 3,130,000 GloTech shares representing approximately 14% of GloTech's issued and outstanding common stock.

Clifford M. Gross entered the agreement on behalf of UTEK and STI was represented by Sam I. Reiber. Mr. Heinz Fraunhoffer represented GloTech in the transaction. GloTech and UTEK had previously entered into a strategic alliance whereby UTEK would identify technologies for potential acquisition by GloTech.

ITEM  5.  OTHER  EVENTS,  MARKETING  AND  DISTRIBUTION  AGREEMENT

On September 25, 2003, GloTech issued a press release announcing that it had entered a marketing and distribution agreement with 15, Inc., a sports product distributor based in Kentucky. Under the agreement, 15, Inc. will market and distribute apparel using GloTech's electroluminescent technology. The proposed products will bear the logos of collegiate athletic teams and will be marketed to sports fans.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  financial  statements  are  filed  with  this  report:

     (a) Audited Financial Statements of Business Acquired, Sport Technologies, Inc.
     (b)  Unaudited  Proforma  Condensed  Combined  Financial  Statements
     (c)  The  following  exhibits  are  filed  with  this  report:

     2.1  Agreement  and  Plan  of  Acquisition  dated  August  28,  2003

     10.1 Patent  License  Agreement

     10.2 Distribution  Agreement  with  15,  Inc.

     99.1 Press  Release  dated  September 3, 2003 announcing acquisition of STI

     99.2 Press Release dated September 25, 2003 announcing agreement with 15, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GLOTECH  INDUSTRIES,  INC.


                             /s/Heinz Fraunhoffer
                             -----------------------
                             Heinz Fraunhoffer
                             Chief Executive Officer
                             Chief Financial Officer
                             Date: October 14, 2003



                            SPORT TECHNOLOGIES, INC.
                          [A Development Stage Company]



                                    CONTENTS

                                                                        PAGE
                                                                   ---------

  -    Independent Auditors' Report . . . . . . . . . . . . . . . .        5


  -    Balance Sheet, August 28, 2003 . . . . . . . . . . . . . . .        6


  -    Statement of Operations, for the period
     from inception on August 20, 2003 through
       August 28, 2003. . . . . . . . . . . . . . . . . . . . . . .        7


  -    Statement of Stockholders' Equity, for the
     period from inception on August 20, 2003
       through August 28, 2003. . . . . . . . . . . . . . . . . . .        8


  -    Statement of Cash Flows, for the period
     from inception on August 20, 2003 through
       August 28, 2003. . . . . . . . . . . . . . . . . . . . . . .        9


  -    Notes to Financial Statements. . . . . . . . . . . . . . . .  10 - 13


  -    Proforma Condensed Combined Financial Statements (Unaudited)       14


  -    Proforma Condensed Combined Balance Sheet,
     (Unaudited) August 28, 2003. . . . . . . . . . . . . . . . . .       15


  -    Proforma Condensed Combined Statement of Operations,
     (Unaudited) August 28, 2003. . . . . . . . . . . . . . . . . .       16


  -    Notes to Proforma Condensed
       Combined Financial Statements (Unaudited). . . . . . . . . .       17

                          INDEPENDENT AUDITORS' REPORT



Board  of  Directors
SPORT  TECHNOLOGIES,  INC.
Gainsville,  Florida

We have audited the accompanying balance sheet of Sport Technologies, Inc. [a development stage company] at August 28, 2003, and the related statements of operations, stockholders' equity and cash flows for the period from inception on August 20, 2003 through August 28, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Sport Technologies, Inc. [a development stage company] as of August 28, 2003, and the results of its operations and its cash flows for the period from inception on August 20, 2003 through August 28, 2003, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company was only recently formed and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regards to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




PRITCHETT,  SILER  &  HARDY,  P.C.

October  1,  2003
Salt  Lake  City,  Utah



              SPORT  TECHNOLOGIES,  INC
            [A Development Stage Company]

                    BALANCE SHEET


                      ASSETS

                                         August 28,
                                            2003
                                        ------------
CURRENT ASSETS:
  Cash . . . . . . . . . . . . . . . .  $   100,000
                                        ------------
    Total Current Assets . . . . . . .      100,000
                                        ------------

OTHER ASSETS:
  Definite-life intangible assets, net       10,000
                                        ------------

                                        $   110,000
                                        ------------


         LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable . . . . . . . . . .  $    10,000
                                        ------------
    Total Current Liabilities. . . . .       10,000
                                        ------------

STOCKHOLDERS' EQUITY:
  Common stock, no par value,
    1,000,000 shares authorized,
    1,000 shares issued and
    outstanding. . . . . . . . . . . .        1,000
  Capital in excess of par value . . .       99,370
  Deficit accumulated during the
    development stage. . . . . . . . .         (370)
                                        ------------
    Total Stockholders' Equity . . . .      100,000
                                        ------------

                                        $   110,000
                                        ------------

    The accompanying notes are an integral part of this financial statement.



          SPORT  TECHNOLOGIES,  INC.
        [A Development Stage Company]

            STATEMENT OF OPERATIONS


                               From Inception
                               on August 20,
                                2003 Through
                               August 28, 2003
                              ----------------
REVENUE. . . . . . . . . . .  $             -

EXPENSES:
  General and administrative              370
                              ----------------

LOSS BEFORE INCOME TAXES . .             (370)


CURRENT TAX EXPENSE. . . . .                -

DEFERRED TAX EXPENSE . . . .                -
                              ----------------

NET LOSS . . . . . . . . . .  $          (370)
                              ----------------

LOSS PER COMMON SHARE. . . .  $          (.37)
                              ----------------

    The accompanying notes are an integral part of this financial statement.



                                       SPORT  TECHNOLOGIES,  INC.
                                     [A Development Stage Company]

                                   STATEMENT OF STOCKHOLDERS' EQUITY

                             FROM THE DATE OF INCEPTION ON AUGUST 20, 2003

                                        THROUGH AUGUST 28, 2003


                                                                                            Deficit
                                                                                          Accumulated
                                                       Common  Stock       Capital  in    During  the
                                                  -----------------------  Excess  of     Development
                                                     Shares     Amount     Par  Value        Stage
                                                  -----------  ----------  ------------  -------------
BALANCE, August 20, 2003 . . . . . . . . . . . .            -  $        -  $          -  $          -

Common stock issued for cash at $1.00 per share,
  August 2003. . . . . . . . . . . . . . . . . .        1,000       1,000             -             -

Capital contributions. . . . . . . . . . . . . .            -           -        99,370             -

Net loss for the period ended August 28, 2003. .            -           -             -          (370)
                                                  -----------  ----------  ------------  -------------
BALANCE, August 28, 2003 . . . . . . . . . . . .        1,000  $    1,000  $     99,370  $       (370)
                                                  -----------  ----------  ------------  -------------

    The accompanying notes are an integral part of this financial statement.



                            SPORT  TECHNOLOGIES,  INC.
                          [A Development Stage Company]

                             STATEMENT OF CASH FLOWS



                                                       From Inception
                                                       on August 20,
                                                       2003 Through
                                                       August 28, 2003
                                                      ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss . . . . . . . . . . . . . . . . . . . . .  $          (370)
  Adjustments to reconcile net loss to net cash used
    by operating activities:
    Non-cash contributed services. . . . . . . . . .              300
    Changes in assets and liabilities. . . . . . . .                -
                                                      ----------------
          Net Cash (Used) by Operating Activities. .              (70)
                                                      ----------------

CASH FLOWS FROM INVESTING ACTIVITIES . . . . . . . .                -
                                                      ----------------
          Net Cash (Used) by Investing Activities. .                -
                                                      ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contributions. . . . . . . . . . . . . . .           99,070
  Proceeds from issuance of common stock . . . . . .            1,000
                                                      ----------------
          Net Cash Provided by Financing Activities.          100,070
                                                      ----------------

NET INCREASE IN CASH . . . . . . . . . . . . . . . .          100,000

CASH AT BEGINNING OF PERIOD. . . . . . . . . . . . .                -
                                                      ----------------
CASH AT END OF PERIOD. . . . . . . . . . . . . . . .  $       100,000
                                                      ----------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest . . . . . . . . . . . . . . . . . . . .  $             -
    Income taxes . . . . . . . . . . . . . . . . . .  $             -

SUPPLEMENTAL  SCHEDULE  OF  NON-CASH  INVESTING  AND  FINANCING  ACTIVITIES:
     For  the  period from inception on August 20, 2003 through August 28, 2003:

     In August 2003, the Company recorded $300 of services rendered which were contributed by an officer of the Company and which has been recorded as a capital contribution.

     In August 2003, the Company accrued a $10,000 payable owed for a license agreement.


     The  accompanying  notes  are an integral part of this financial statement.

                            SPORT TECHNOLOGIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     ORGANIZATION - Sport Technologies, Inc. ("the Company") was organized under the laws of the State of Florida on August 20, 2003 as a wholly-owned subsidiary of UTEK Corporation ("UTEK"). The Company plans to produce safety equipment based on its licensed technology. The Company has not yet generated any revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

     On August 28, 2003, the Company was acquired by GloTech Industries, Inc. ("GTI") pursuant to an Agreement and Plan of Acquisition. The agreement called for GTI to issue 2,130,000 shares of common stock to the shareholders of the Company for 100% of the outstanding shares of the Company's common stock wherein the Company became a wholly-owned subsidiary of GTI [See Note 2].

     FISCAL  YEAR  -  The  Company's  fiscal  year-end  is  March  31st.

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

     INTANGIBLE ASSETS - The Company accounts for their intangible assets in accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets".

     ORGANIZATION COSTS - Organization costs of $370, which reflect amounts expended to organize the Company, were expensed as incurred.

     LOSS PER SHARE - The computation of loss per share is based on the weighted average number of common shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" [See Note 8].

     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

                            SPORT TECHNOLOGIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  [CONTINUED]

     RECENTLY ENACTED ACCOUNTING STANDARDS - Statement of Financial Accounting Standards ("SFAS") No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", SFAS No. 147, "Acquisitions of Certain Financial Institutions - an Amendment of FASB Statements No. 72 and 144 and FASB
     Interpretation No. 9", SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of FASB Statement No. 123", SFAS No. 149, "Amendment of Statement 133 on Derivative
     Instruments and Hedging Activities", and SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", were recently issued. SFAS No. 146, 147, 148, 149 and 150 have no current applicability to the Company or their effect on the financial statements would not have been significant.

NOTE  2  -  AGREEMENT  AND  PLAN  OF  ACQUISITION

     On August 28, 2003, the Company was acquired by GloTech Industries, Inc. ("GTI") pursuant to an Agreement and Plan of Acquisition. The agreement called for GTI to issue 2,130,000 shares of common stock to the shareholders of the Company for 100% of the outstanding shares of the Company's common stock whereby the Company became a wholly-owned subsidiary of GTI. The Company has accounted for the acquisition as closing after the close of business on August 28, 2003. Accordingly, no transactions have been recorded in the accompanying financial statements as a result of the Agreement and Plan of Acquisition, thus, the accompanying financial statements reflect the condition of the Company just prior to acquisition.

NOTE  3  -  DEFINITE-LIFE  INTANGIBLE  ASSETS

     Definite-life  intangible  assets  consist  of  the  following  at:


                                         August 28,
                                            2003
                                         -----------
  License agreement with Paul D. Mundy.  $    10,000
                                         -----------
                                              10,000

  Less: Accumulated amortization. . . .            -
                                         -----------
    Net Definite-life Intangible Assets  $    10,000
                                         -----------

     The Company's definite-life intangible assets are being amortized over 14 years with no residual value. Amortization expense for the period from inception on August 20, 2003 through August 28, 2003 was $0. The Company estimates that the amortization expense for each of the next five years will be approximately $715 per year.

                            SPORT TECHNOLOGIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  3  -  DEFINITE-LIFE  INTANGIBLE  ASSETS  [CONTINUED]

     On August 28, 2003, the Company signed an exclusive license agreement with sublicensing terms with Paul D. Mundy ("PDM"). The agreement grants the Company rights to use certain patented designs. The agreement requires payment of $10,000 within 30 days plus a royalty of 3% of net sales. The agreement further requires minimum annual royalty payments of $7,500 beginning in the second year, increasing annually to $15,000 for the fourth year and years thereafter. The agreement also provides for additional payments of $25,000 upon $1,000,000 in cumulative sales, $75,000 upon $3,000,000 in cumulative sales and $100,000 upon $6,000,000 in cumulative sales. The Company will also reimburse PDM for any costs related to the preparation, filing, maintenance, etc. of the patent rights.

NOTE  4  -  CAPITAL  STOCK

     COMMON STOCK - The Company has authorized 1,000,000 shares of no par value common stock. In August 2003, in connection with its organization, the Company issued 1,000 shares of its previously authorized but unissued common stock for cash of $1,000 (or $1.00 per share).

     CAPITAL CONTRIBUTIONS - In August 2003, the Company received capital contributions of $99,000 cash from UTEK. UTEK also paid $70 in organization expense on behalf of the Company which has been accounted for as a capital contribution.

     In June 2003, the Company recorded $300 of services rendered related to organizing the Company. The services were contributed by an officer of the Company and has been recorded as a capital contribution.

NOTE  5  -  RELATED  PARTY  TRANSACTIONS

     MANAGEMENT COMPENSATION - The Company has not paid any cash compensation to any officer or director of the Company. However, in August 2003, an officer of the Company contributed $300 of services rendered related to organizing the Company [See Note 4].

     OFFICE SPACE - The Company has not had a need to rent office space. An officer of the Company is allowing the Company to use his address, as needed, at no expense to the Company.

NOTE  6  -  GOING  CONCERN

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company was only recently formed and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                            SPORT TECHNOLOGIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  7  -  INCOME  TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards. At August 28, 2003, the Company has no significant operating loss carryforward. There were no significant deferred tax assets or liabilities as of August 28, 2003.

NOTE  8  -  LOSS  PER  SHARE

     The  following  data  shows  the  amounts used in computing loss per share:


                                       From Inception
                                       on August 20,
                                       2003 Through
                                       August 28, 2003
                                      ----------------
  Loss from operations available to
  common shareholders (numerator). .  $          (370)
                                      ----------------

  Weighted average number of
  common shares outstanding used
  in loss per share for the period
  (denominator). . . . . . . . . . .            1,000
                                      ----------------

     Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.

NOTE  9  -  COMMITMENTS  AND  CONTINGENCIES

     CONSULTING AGREEMENT - On August 28, 2003, the Company signed a one-year Consulting Agreement with Paul D. Mundy ("PDM") to begin September 2, 2003. The agreement calls for the Company to pay a total of $18,000 to PDM for the services.

NOTE  10  -  SUBSEQUENT  EVENTS

     On August 28, 2003, subsequent to the accompanying financial statements, the Company completed its proposed merger with GloTech Industries, Inc. [See Note 2].

                            GLOTECH INDUSTRIES, INC.
                          AND SPORT TECHNOLOGIES, INC.

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]


The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of GloTech Industries, Inc. (a Nevada corporation) ("PARENT") as of June 30, 2003 and the balance sheet of Sport Technologies, Inc. (a Florida corporation) ("SUBSIDIARY") as of August 28, 2003, accounting for the transaction as a purchase of SUBSIDIARY with the issuance of common stock of PARENT for all the issued and outstanding shares of SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period. The transaction was completed on August 28, 2003.

The following unaudited proforma condensed combined statement of operations combines the results of operations of PARENT for the period from PARENT's inception on July 18, 2002 through June 30, 2003 and the results of operations of SUBSIDIARY for the period from SUBSIDIARY's inception on August 20, 2003 through August 28, 2003 as if the transaction had occurred at the beginning of the periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.



                                                  GLOTECH INDUSTRIES, INC.
                                                AND SPORT TECHNOLOGIES, INC.
                                         PROFORMA CONDENSED COMBINED BALANCE SHEET
                                                      AUGUST 28, 2003

                                                           ASSETS
                                                        [Unaudited]

                                              GloTech          Sport
                                          Industries,Inc.  Technologies,Inc.   Proforma
                                          June 30, 2003    August 28, 2003     Increase         Proforma
                                             [PARENT]      [SUBSIDIARY]       (Decrease)        Combined
                                          ---------------  -----------------  -------------  --------------
ASSETS:
    Cash . . . . . . . . . . . . . . . .  $      60,844    $         100,000   $          -   $    160,844
    Inventory. . . . . . . . . . . . . .         18,446                    -              -         18,446
    Property and equipment, net. . . . .         4,803                     -              -          4,803
    Definite-life intangible assets, net         30,759               10,000              -         40,759
  Security deposit . . . . . . . . . . .            500                    -              -            500
                                                                               [A]1,831,800
  Goodwill . . . . . . . . . . . . . . .        690,004                    -   [B](100,000)      2,421,804
                                          ---------------  -----------------  -------------  --------------

                                          $     805,356    $         110,000   $  1,731,800   $  2,647,156
                                          ---------------  -----------------  -------------  --------------


                                              LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Accounts payable . . . . . . . . . . . .  $       7,768    $          10,000   $          -   $     17,768
Accrued payroll. . . . . . . . . . . . .         10,605                    -              -         10,605
                                          ---------------  -----------------  -------------  --------------

Total Liabilities. . . . . . . . . . . .         18,373               10,000              -         28,373
                                          ---------------  -----------------  -------------  --------------

STOCKHOLDERS' EQUITY:
Preferred stock. . . . . . . . . . . . .              -                    -              -              -
                                                                               [A]    2,130
Common stock . . . . . . . . . . . . . .         20,250                1,000   [B]   (1,000)        22,380
                                                                               [A]1,829,670
Capital in excess of par value . . . . .      1,278,250               99,370   [B]  (99,370)      3,107,920
  Deficit accumulated during the
    development stage. . . . . . . . . .       (302,332)               (370)   [B]      370       (302,332)
  Deferred compensation. . . . . . . . .       (209,185)                  -               -       (209,185)
                                          ---------------  -----------------  -------------  --------------
  Total Stockholders' Equity . . . . . .        786,983             100,000       1,731,800      2,618,783
                                          ---------------  -----------------  -------------  --------------
                                          $     805,356    $        110,000   $   1,731,800   $  2,647,156
                                          ---------------  -----------------  -------------  --------------

         See Notes To Unaudited Proforma Condensed Financial Statements.



                                  GLOTECH INDUSTRIES, INC.
                                AND SPORT TECHNOLOGIES, INC.

                       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                         [Unaudited]


                                                         Sport
                                       GloTech       Technologies,Inc
                                    Industries,Inc   For the Period
                                    For the Period       From
                                    From  PARENT's   SUBSIDIARY's
                                    Inception  on      Inception  on
                                    July 18, 2002     August 20, 2003
                                       Through          Through         Proforma
                                     June,  2003     August 28, 2003    Increase     Proforma
                                       [PARENT]       [SUBSIDIARY]     (Decrease)      Combined
                                    --------------  -----------------  ----------  -------------
REVENUE. . . . . . . . . . . . . .  $         970   $              -   $        -  $        970
                                    --------------  -----------------  ----------  -------------
EXPENSES:
  Cost of Sales. . . . . . . . . .            483                  -            -           483
  General and administrative . . .        301,069                370            -       301,439
                                    --------------  -----------------  ----------  -------------
  Total expenses . . . . . . . . .        301,552                370            -       301,922
                                    --------------  -----------------  ----------  -------------
INCOME (LOSS)
   FROM OPERATIONS . . . . . . . .       (300,582)              (370)           -      (300,952)
                                    --------------  -----------------  ----------  -------------
OTHER (EXPENSE). . . . . . . . . .         (1,750)                 -            -        (1,750)
                                    --------------  -----------------  ----------  -------------
INCOME (LOSS)
  FROM OPERATIONS
  BEFORE PROVISION FOR TAXES . . .       (302,332)              (370)           -      (302,702)

PROVISION FOR INCOME TAXES . . . .              -                  -            -             -
                                    --------------  -----------------  ----------  -------------
NET INCOME (LOSS). . . . . . . . .  $    (302,332)  $           (370)  $        -  $   (302,702)
                                    --------------  -----------------  ----------  -------------

BASIC NET (LOSS) PER COMMON SHARE.                                                 $       (.01)
                                                                                   -------------

         See Notes To Unaudited Proforma Condensed Financial Statements.

                            GLOTECH INDUSTRIES, INC.
                          AND SPORT TECHNOLOGIES, INC.

            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

NOTE  1  -  GLOTECH  INDUSTRIES,  INC.

     GloTech Industries, Inc. ["PARENT"] was organized under the laws of the State of Nevada on August 3, 1998. PARENT produces safety products based on electroluminescent technology.

NOTE  2  -  SPORT  TECHNOLOGIES,  INC.

     Sport Technologies, Inc. ["SUBSIDIARY"] was organized under the laws of the State of Florida on August 20, 2003. SUBSIDIARY plans to produce safety products based on electroluminescent technology.

NOTE  3  -  PROFORMA  ADJUSTMENTS

     On August 28, 2003, PARENT signed an Agreement and Plan of Acquisition to acquire 100% of SUBSIDIARY's outstanding stock through the issuance of 2,130,000 shares of PARENT's common stock in a transaction wherein SUBSIDIARY became a wholly owned subsidiary of PARENT.

     Proforma adjustments on the attached financial statements include the following:

     [A] To record the Purchase of SUBSIDIARY by PARENT through the issuance of 2,130,000 shares of PARENT's common stock valued at $.86 per share.

     [B]  To  eliminate  the  equity  accounts  of  SUBSIDIARY.

NOTE  4  -  PROFORMA  (LOSS)  PER  SHARE

     The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.